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                                                                   EXHIBIT 10.26


                                 AMENDMENT NO. 2
                                 ---------------


                  Amendment No. 2 ("AMENDMENT"), dated as of February 23, 1999, to that certain Credit Agreement, dated as of September 9, 1998, as amended by Amendment No. 1 dated as of October 22, 1998 (the "CREDIT AGREEMENT"), among BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the "COMPANY" or the "BORROWER"), the lenders party thereto (the "LENDERS"), and MERRILL LYNCH CAPITAL CORPORATION, a New York banking corporation, as Lead Arranger, The Bank of Nova Scotia, as Administrative Agent, Wachovia Bank, N.A., as Syndication Agent, and The Industrial Bank of Japan, as Documentation Agent, with the title for each of the aforementioned Lenders as set forth in an Acknowledgment dated October 19, 1998 between the Company and Merrill Lynch Capital Corporation. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to those terms in the Credit Agreement.

                              W I T N E S S E T H:


                  WHEREAS, the Company has requested the Lenders to amend certain definitions and covenants in the Credit Agreement; and

                  WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Lenders hereby agree to amend certain definitions and covenants of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   SECTION ONE

                                   AMENDMENTS

                  1. DEFINITIONS

                  Section 1.1 of the Credit Agreement is hereby amended by:

                  (i) deleting the table with the headings "Rating", "Eurodollar Loans" and "ABR Loans" under the definition of Ap-


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plicable Margin and substituting the following table in lieu thereof:

   "RATING                EURODOLLAR LOANS             ABR LOANS
    ------                ----------------             ---------
Rating I                      .240%                        0%
Rating II                     .270%                        0%
Rating III                    .300%                        0%
Rating IV                     .525%                        0%
Rating V                      .625%                        0%
Rating VI                     .825%                        0%";

                  (ii) deleting everything following subclause (ii) on the second line of the definition of Excess Utilization Day and substituting in lieu thereof the following:

                  "(a) with respect to Rating III and above, 50% of the aggregate amount of the Revolving Credit Commitments hereunder (or with respect to any day after termination of such Revolving Credit Commitments, 50% of the aggregate amount of such Revolving Credit Commitments in effect on the date immediately prior to the date on which such Revolving Credit Commitments terminated)and (b) with respect to Rating IV and below, 25% of the aggregate amount of the Revolving Credit Commitments hereunder (or with respect to any day after termination of such Revolving Credit Commitments, 25% of the aggregate amount of such Revolving Credit Commitments in effect on the date immediately prior to the date on which such Revolving Credit Commitments terminated).";

                  (iii) deleting the table with the headings "Rating" and "Facility Fee Rate" and substituting the following table in lieu thereof:

                  "RATING                              FACILITY FEE RATE
                   ------                              -----------------
                  Rating I                                  .060%
                  Rating II                                 .080%
                  Rating III                                .100%
                  Rating IV                                 .100%
                  Rating V                                  .125%
                  Rating VI                                 .175%";

                  (iv) deleting "and Rating V" under the definition of Rating Category and substituting the following language thereof: ", Rating V and Rating VI";

                  (v) deleting Rating III, Rating IV and Rating V in the table under the definition Rating I, Rating II, Rating III,


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Rating IV and Rating V and substituting the following Rating III, Rating IV,
Rating V and Rating VI in lieu thereof:

"Rating III              lower than BBB+ and       lower than Baal and
                         greater than or           greater than or equal to
                         equal to BBB              Baa2
                                      (A2/P2, or higher)

Rating IV                lower than BBB+ and       lower than Baal and
                         greater than or           greater than or equal to
                         equal to BBB              Baa2
                                  (A3/P2, or A2/P3, or lower)

Rating V                 lower than BBB and        lower than Baa2 and
                         greater than or           greater than or equal to
                         equal to BBB-             Baa3

Rating VI                lower than or equal       lower than or equal to Ba1";
                         to BB+

                  (vi) deleting "and Rating V" from the name of the defined term Rating I, Rating II, Rating III, Rating IV, and Rating V and substituting ", Rating V and Rating VI "in lieu thereof;


                  (vii) deleting the reference to "Rating V" in subclause (iv) under the definition of Rating I, Rating II, Rating III, Rating IV and Rating V and substituting "Rating VI" in lieu thereof;

                  (viii) adding the following language to the end of the sentence for the definition of Utilization Fee Rate:

                  ", for Rating III and above; and .125% for Rating IV and below."

                  2. NEGATIVE COVENANTS.

                  Section 7.1 of the Credit Agreement is hereby amended by deleting from subclause (ii)(y)(1) of Section 7.1 "the date which is six months after the Closing Date" and substituting in lieu thereof the following clause:

                  "December 31, 1999".



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                                   SECTION TWO

                           CONDITIONS TO EFFECTIVENESS

                  This Amendment shall become effective on the date on which the Administrative Agent shall have received duly executed counterparts hereof from the Borrower and the Majority Lenders.

                                  SECTION THREE

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

                           (i) The Borrower has the corporate power, authority
and legal right to execute, deliver and perform its obligations under this Amendment and have taken all actions necessary to authorize the execution, delivery and performance of its obligations under this Amendment; and

                           (ii) This Amendment has been duly executed and
delivered on behalf of the Borrower by a duly authorized officer of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

                                  SECTION FOUR

                                  MISCELLANEOUS

                  4.1. Except as herein expressly amended, all provisions of the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

                  4.2. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.


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                  4.3. Headings are for convenience only and shall not affect the construction of this Amendment.

                  4.4. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 2 to be duly executed as of the date first above written.

                                     BOSTON SCIENTIFIC CORPORATION


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     MERRILL LYNCH CAPITAL CORPORATION,
                                     as Lead Arranger and a Lender



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     THE BANK OF NOVA SCOTIA,
                                     as Administrative Agent and a Lender



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     WACHOVIA BANK, N.A.,
                                     as Syndication Agent and a Lender



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:




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                                     THE INDUSTRIAL BANK OF JAPAN,
                                     as Documentation Agent and a Lender



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     COOPERATIEVE CENTRALE RAIFFEISEN-
                                     BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                     NEW YORK BRANCH, as a Lender



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:




                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     BANCO CENTRAL HISPANOAMERICANO, S.A.,
                                     as a Lender



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE, as a Lender



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title: